CONTENTS

Shareholder Letter ..................................        1
Manager's Discussion ................................        4
Performance Summary .................................        8
Dividend
Reinvestment Plan ...................................       11
Financial Highlights &
Statement of Investments ............................       14
Financial Statements ................................       22
Notes to
Financial Statements ................................       25

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you the semi-annual report for Franklin Universal Trust for the period ended February 28, 1998.

The U.S. economy remained strong over the Trust's reporting period, and showed no discernible indications of ending one of the longest, sustained economic expansions in its history. This expansion continued to feature moderate growth with few signs of inflation. Overall, interest rates have declined during the six-month period, and the 30-year Treasury yield ended the period at 5.92%, down from 6.61% on August 31, 1997. A generally benign inflationary environment and a balanced budget agreement between the President and Congress, as well as expectations for a 1998 budget surplus, contributed to declining rates.

However, not all news during the fund's reporting period was positive. Many economists feared that the Asian crisis would have a negative effect on the U.S. economy, but the worst of those concerns did not come to pass, as U.S. growth continued. Although the International Monetary Fund's strong intervention in many affected Asian countries clearly helped alleviate this crisis, it is still likely that U.S. economic growth may slow somewhat in the future, as several of its Asian trading partners attempt to rebuild their once-thriving economies.


The Tale of the Tortoise and the Hare

We can't promise that a positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about volatility and the market's direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

We all know that familiar story: The tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. Wise investors think like the tortoise. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. A level of diversification whose importance the Asian crisis has highlighted, as securities of that region have been negatively influenced by the turmoil there, while other securities have been largely unaffected.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same. All of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision.

As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


Charles B. Johnson
President

Franklin Universal Trust


You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, beginning on page 15 of this report.

"Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience."


MANAGER'S DISCUSSION


Your Fund's Objective: The Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.

The Franklin Universal Trust (NYSE: FT) generated a cumulative total return of 13.43% for the six-month period ended February 28, 1998, based on its change in market price on the New York Stock Exchange.

The Trust benefited from the strong performance of individual securities we selected for its portfolio, in addition to solid, underlying economic and sector fundamentals.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Sector Discussions

Wireless

The wireless industry continued to experience rapid subscriber growth. This growth was propelled by several factors, including the general population's increasing mobility, the movement toward a service-based economy, declining costs of wireless service and a rise in the number of wireless companies providing service in individual markets. The main driving force behind the increase in wireless communication services available to consumers was the introduction of PCS (Personal Communication Systems), which is a new wireless communication technology. PCS has allowed new companies to enter many local markets, and this has resulted in a wider breadth of services being available. At the same time, better product marketing helped increase consumer awareness and demand, while lower prices resulted in an increase in the customer base, as more people bought wireless services. Increased consumer purchases of wireless services largely offset the effects of price competition. The Trust's holdings of Nextel and Sygnet Wireless benefited from these industry trends, as both companies took advantage of these market opportunities.

Industrial/Metals

The Trust's investments in Allied Waste and Sheffield Steel experienced significant gains, as the market reacted positively to their recent activities. Allied Waste successfully completed its purchase of LaidLaw's solid waste assets, spun off non-core assets and integrated its operations. Meanwhile, Sheffield Steel continued with its downstream acquisition strategy by purchasing cable-link fence manufacturers. These manufacturers should serve as a strong source of revenue and demand for the steel rods Sheffield Steel produces.

Cable Television

Cablevision Systems, one of the Trust's investments, upgraded its systems at a rate above the industry average and, partly as a result, enjoyed a strong return over the reporting period. Also during the six-month period, the Trust continued to seek out cable companies that were pursuing clustering strategies. We believe those companies attempting to maximize their number of customers in a concentrated geographic area (in order to minimize cost increases, while increasing their subscription base) will perform well in the future.

Broadcasting

Sinclair Capital, one of the country's largest television broadcasters and a holding of the Trust, benefited from rapid consolidation within the broadcasting and media industry.

Government deregulation spurred consolidation, while rising demand for advertising increased industry revenue and helped finance this trend.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Utilities

Government deregulation of the domestic utility industry continued to progress over the six-month reporting period. Although the transition to a deregulated electric utility sector is not yet complete, much of the uncertainty surrounding the process has been resolved. Several states have passed legislation outlining this sector's restructuring over the next five to ten years. California, Massachusetts and Illinois passed deregulation laws in 1997, and as many as twenty more states may follow with similar legislation in 1998.

As more state legislatures address the uncertainties regarding deregulation issues, securities in the utility sector will generally benefit, in our opinion. Furthermore, we believe those companies best positioned to compete in a more open marketplace will outperform their peers. We sought to buy utility companies with strong management teams, attractive service territories and efficient, low cost operations. During the reporting period, our investment strategy in the utility sector rewarded us with some strong gains. Our position in BellSouth contributed a 38.49% six-month total return, as it continued to post strong earnings fueled by the expansion of its cellular and local telephone services. At the same time, Duke Energy generated a 14.7% total return for the Trust. Duke's stellar performance was largely a result of the successful closure of its merger with PanEnergy, as the new company realized synergies from the integration of its gas and electric businesses.

What's Ahead

Recent economic data suggests continued moderate economic growth accompanied by relatively stable interest rates, while inflation appears to remain under control. If this environment persists, high-yield corporate bonds and utility equities should remain attractive investments over the short- to intermediate-term, and this would bode favorably for the Franklin Universal Trust.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

"During the reporting period, our investment strategy in the utility sector rewarded us with some strong gains."

PERFORMANCE SUMMARY

Franklin Universal Trust's share price on the New York Stock Exchange (NYSE) increased 50 cents from $9.50 on August 31, 1997, to $10.00 on February 28, 1998. The Trust's share price, as measured by net asset value, increased 10 cents, from $10.20 to $10.30 for the same period.

During the six-month reporting period, the Trust's distributions totaled 74.6 cents ($0.746) per share. This included a December 1997 distribution consisting of the monthly dividend of 6.7 cents ($0.067), a long-term capital gain of 24.02 cents ($0.2402) and a short-term capital gain of 10.38 cents ($0.1038). Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of February's monthly per-share dividend of 6.7 cents ($0.067) and the NYSE closing price of $10.00 on February 28, 1997, the Trust's distribution rate was 8.04%.

Franklin Universal Trust reported a 13.43% cumulative total return for the six-month period ended February 28, 1998. Total return reflects the change in the Trust's market price on the NYSE. Based on the change in net asset value (as opposed to market price), total return for the same period was 8.81%. All total returns assume reinvestment of dividends and capital gains according to the terms specified in the Trust's dividend reinvestment plan.

We urge you to view your investment in the Franklin Universal Trust with a long-term perspective. As the chart below shows, the Trust reported a cumulative total return of 217.20%, based on net asset value, since its inception on September 23, 1988.

Franklin Universal Trust

Periods ended 2/28/98

                                                                         Since
                                                                       Inception
                                             1-Year       5-Year       (9/23/88)

Cumulative Total Return1
 Based on change in net asset value          15.57%          82.23%     217.20%
 Based on change in market price             21.60%          86.02%     184.32%
Average Annual Total Return1
 Based on change in net asset value          15.57%          12.75%     13.02%
 Based on change in market price             21.60%          13.22%     11.72%
Distribution Rate2                      8.04%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions according to the terms specified in the Trust's dividend reinvestment plan.

2. Distribution rate is based on an annualization of the Trust's current 6.7 cent per share monthly dividend and the New York Stock Exchange closing price of $10.00 on February 28, 1998.

Past performance is not predictive of future results.

PORTFOLIO OPERATIONS

Christopher Molumphy
Senior Portfolio Manager
Franklin Advisers, Inc.

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his Master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst (CFA) and a member of several securities industry associations. He has managed the Franklin Universal Trust since 1991.

DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest income dividends and capital gain distributions in shares of the Fund. Franklin Universal Trust, c/o PNC Bank, National Association (the "Plan Agent") P.O. Box 8950, Wilmington, Delaware 19899, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to three decimal places. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's prospectus, dated September 23, 1988, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares an income dividend or a capital gains distribution payable in either the Fund's shares or in cash, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to you at the higher of the net asset value or 95% of the market price on the valuation date. The valuation date is generally the payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value per share exceeds the market price per share at such time, or if the Fund declares a dividend or distribution payable only in cash, you will be deemed to have elected to receive shares of the Fund valued at the market price on the valuation date, purchased on your behalf by the Plan Agent in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share of the Fund, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred.

The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on such dividends or distributions. Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund are realized notwithstanding the fact that cash is not received by shareholders.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.



FRANKLIN UNIVERSAL TRUST
Financial Highlights

                                              Six Months Ended
                                              February 28, 1998               Year Ended August 31,
                                                 (unaudited)       1997      1996     1995      1994      1993
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...            $10.20         $9.53   $9.36     $8.71      $9.81     $8.94
Income from investment operations:
 Net investment income..................               .43           .86     .82       .85        .84       .88
 Net realized and unrealized gains (losses)            .41           .65     .20       .61      (1.08)      .74
Total from investment operations........               .84          1.51    1.02      1.46       (.24)     1.62
Less distributions from:
 Net investment income..................              (.40)         (.83)   (.85)     (.81)      (.86)     (.75)
 Net realized gain......................              (.34)         (.01)  --        --         --        --
Total distributions.....................              (.74)         (.84)   (.85)     (.81)      (.86)     (.75)
Net asset value, end of period .........            $10.30        $10.20   $9.53     $9.36      $8.71     $9.81
Market value per share, end of period+ .            $10.000        $9.500  $9.125    $8.875     $8.125    $9.500

Total return (based on market value per share)1      13.43%        14.00%  12.84%    20.42%     (5.60)%   21.16%
Ratios/supplemental data
Net assets, end of period (000's).......          $275,808      $273,173 $255,200 $250,734   $233,302  $262,793
Ratios to average net assets:
 Expenses...............................              2.62%2        2.72%   2.80%     2.97%      3.01%     4.23%
 Net investment income..................              8.36%2        8.74%   8.56%     9.59%      9.22%     9.65%
Portfolio turnover rate.................             19.06%        51.48%  19.24%    27.41%     36.76%    39.49%
Average commission rate paid*...........              $.0507        $.0507  $.0528      --         --        --
Total debt outstanding at end of
 period (000's omitted).................           $74,993      $74,987   $74,974    $74,961    $74,948   $74,523
Asset coverage per $1,000 of debt ......            $4,678       $4,643    $4,404     $4,345     $4,113    $4,526
Average amount of notes per share during the period  $2.80        $2.80     $2.80      $2.80      $2.80     $2.68


*Relates to purchases and sales of equity securities. Prior to August 31, 1996 disclosure of average commission rate was not required.
+Based on the last sale on the New York Stock Exchange
1Total return is not annualized.
2Annualized

                                            See notes to financial statements.



FRANKLIN UNIVERSAL TRUST
Statement of Investments, February 28, 1998 (unaudited)


                                                                                                  SHARES,
                                                                                                 WARRANTS
                                                                                                 & RIGHTS      VALUE
a,b Common Stocks, Warrants and Rights 30.4%
    Automotive
  a Harvard Industries, Inc., Class B ..................................................         60,800       $ 47,503
                                                                                                         -------------
    Cable Television
  a Wireless One, Inc., warrants .......................................................          6,000             60
                                                                                                         -------------
    Consumer Products .7%
    RJR Nabisco Holdings Corp. .........................................................         54,000      1,866,375
                                                                                                         -------------
    Containers & Packaging .1%
  a Gaylord Container Corp., warrants ..................................................         46,137        317,192
                                                                                                         -------------
    Energy .9%
  a McMoRan Oil & Gas Co. ..............................................................          9,000         39,375
  a Santa Fe Energy Resources, Inc. ....................................................         14,935        167,085
    Ultramar Diamond Shamrock Corp. ....................................................         66,600      2,376,788
                                                                                                         -------------
                                                                                                             2,583,248
                                                                                                         -------------
    Health Care 1.0%
  a Kendall International, Inc., Class A, warrants .....................................          4,066      1,005,906
  a Kendall International, Inc., Class B, warrants .....................................          4,348      1,053,236
  a Kendall International, Inc., rights ................................................          2,456        607,601
                                                                                                         -------------
                                                                                                             2,666,743
                                                                                                         -------------
    Industrial .1%
  a Thermadyne Industries, Inc. ........................................................          7,254        246,183
                                                                                                         -------------
    Lodging
  a Host Marriott Corp. ................................................................            752         14,899
    Marriott International, Inc. .......................................................            752         56,964
                                                                                                         -------------
                                                                                                                71,863
                                                                                                         -------------
    Metals & Mining 1.2%
    Driefontein Consolidated Mines, Ltd., Sponsored ADR (South Africa) .................        228,000      1,510,500
    Free State Consolidated Gold Mines, Ltd., ADR (South Africa) .......................        131,350        640,331
    Freeport-McMoRan Copper & Gold, Inc., Class A ......................................          4,500         64,687
    Freeport-McMoRan Copper & Gold, Inc., Class B ......................................         63,156        951,287
  a Gulf States Steel, warrants ........................................................          4,000         19,200
                                                                                                         -------------
                                                                                                             3,186,005
                                                                                                         -------------
    Real Estate
  a Security Capital Group, Inc., Class B, warrants ....................................          3,190         11,763
                                                                                                         -------------
    Telecommunications 1.3%
    BellSouth Corp. ....................................................................         40,600      2,476,600
  a Orion Network Systems, Inc., warrants ..............................................          5,000         59,410
    SBC Communications, Inc. ...........................................................         15,300      1,157,063
                                                                                                         -------------
                                                                                                             3,693,073
                                                                                                         -------------
    Utilities 25.1%
    American Electric Power Co., Inc. ..................................................        123,600      5,932,800
    CINergy Corp. ......................................................................        205,600      7,157,450
    Delmarva Power & Light Co. .........................................................         79,700      1,713,550
    Dominion Resources, Inc. ...........................................................        150,000    $ 5,981,250
    DPL, Inc. ..........................................................................        417,000      7,584,187
    Duke Energy Corp. ..................................................................         70,000      3,889,375
    Edison International ...............................................................         74,600      2,060,825
    Florida Progress Corp. .............................................................        100,000      3,868,750
    New Century Energies, Inc. .........................................................        100,000      4,662,500
    New England Electric System ........................................................         35,300      1,487,013
    New Jersey Resources Corp. .........................................................         90,000      3,285,000
    OGE Energy Corp. ...................................................................         45,000      2,430,000
    Pinnacle West Capital Corp. ........................................................         77,000      3,142,563
    SCANA Corp. ........................................................................        109,200      3,139,500
    Southern Co. .......................................................................        289,300      7,142,094
    Texas Utilities Co. ................................................................        141,500      5,721,906
                                                                                                         -------------
                                                                                                            69,198,763
                                                                                                         -------------
    Wireless
  a Nextel Communications, Inc. ........................................................          4,647        137,377
                                                                                                         -------------
    Total Common Stocks, Warrants & Rights (Cost $58,543,084)                                               84,026,148
                                                                                                         -------------
    Partnership Units
    Financial Services
  a,bPG Partners, L.P., Preference Units (Cost $0) .....................................              5        136,663
                                                                                                         -------------
    Preferred Stocks 9.7%
    Automotive
  a Harvard Industries, Inc., 14.25% pfd., PIK .........................................         69,017         25,881
                                                                                                         -------------
    Broadcasting 2.2%
    Sinclair Capital, 11.625% pfd. .....................................................         40,000      4,390,000
    Triathlon Broadcasting Co., 9.00% cvt. pfd. ........................................        142,190      1,564,090
                                                                                                         -------------
                                                                                                             5,954,090
                                                                                                         -------------
    Cable Television 1.5%
  a Cablevision Systems Corp., 11.125% pfd., PIK, Series L .............................         36,864      4,267,008
                                                                                                         -------------
    Consumer Products .7%
    Ralston Purina Co., 7.00% cvt. pfd. ................................................         31,000      1,991,750
                                                                                                         -------------
    Energy 1.6%
    CMS Energy Corp., 7.75% cvt. pfd. ..................................................         70,000      4,265,275
                                                                                                         -------------
    Financial Services 1.0%
    DECS Trust,  8.50% cvt. pfd. .......................................................         77,200      1,389,600
    Security Capital Pacific, $1.75 cvt. pfd., Series A ................................         45,000      1,397,813
                                                                                                         -------------
                                                                                                             2,787,413
                                                                                                         -------------
    Lodging .3%
    Hilton Hotels Corp., 8.00% cvt. pfd. ...............................................         28,000        773,500
                                                                                                         -------------
    Paper & Forest Products 1.1%
    Asia Pulp & Paper Co., Ltd., 12.00% pfd. (Indonesia) ...............................      4,000,000      3,070,000
                                                                                                         -------------

    Telecommunications .8%
    Nortel Inversora, SA, 10.00% cvt. pfd. (Argentina) .................................         35,000    $ 2,301,250
                                                                                                         -------------
    Transportation .5%
    CNF Trust I, Series A, 5.00% cvt. pfd. .............................................         22,900      1,351,100
                                                                                                         -------------
    Total Preferred Stocks (Cost $26,443,061)                                                               26,787,267
                                                                                                         -------------

                                                                                               PRINCIPAL
                                                                                                AMOUNT*
    Non-Convertible Bonds 83.0%
    Automotive 3.6%
    Advanced Accessory Systems, Inc., senior sub. notes, 144A, 9.75%, 10/01/07 .........     $1,000,000      1,015,000
    Aetna Industries, Inc., senior notes, 11.875%, 10/01/06 ............................      2,600,000      2,483,000
    Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07 .....................      1,000,000      1,050,000
    Collins & Aikman Corp., senior sub. notes, 11.50%, 4/15/06 .........................      2,000,000      2,255,000
  c Harvard Industries, Inc., senior notes, 12.00%, 7/15/04 ............................      4,000,000      1,460,000
    Key Plastics, Inc., Series B, senior sub. notes, 10.25%, 3/15/07 ...................      1,500,000      1,591,875
                                                                                                         -------------
                                                                                                             9,854,875
                                                                                                         -------------
    Broadcasting 2.8%
    Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07 ..........................      4,000,000      4,210,000
  e Lin Holdings Corp., senior disc. notes, 10.00%, 3/01/08 ............................      2,400,000      1,494,000
  e Lin Television Corp., senior sub. notes, 8.375%, 3/01/08 ...........................      2,100,000      2,105,250
                                                                                                         -------------
                                                                                                             7,809,250
                                                                                                         -------------
    Cable Television 1.7%
    Cablevision Systems Corp., senior sub. deb., 9.875%, 4/01/23 .......................      3,000,000      3,315,000
    Comcast Corp., senior sub. deb., 9.50%, 1/15/08 ....................................      1,000,000      1,067,500
    Wireless One, Inc., senior disc. notes, zero coupon to 8/01/01,
    13.50% thereafter, 8/01/06 .........................................................      2,400,000        372,000
                                                                                                         -------------
                                                                                                             4,754,500
                                                                                                         -------------
    Chemicals 1.7%
    Climachem, Inc., senior sub. notes, 144A, 10.75%, 12/01/07 .........................      1,000,000      1,057,500
    Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07 ............................      3,500,000      3,622,500
                                                                                                         -------------
                                                                                                             4,680,000
                                                                                                         -------------
    Consumer Products 2.6%
    E&S Holdings Corp., senior sub. notes, Series AI, 10.375%, 10/01/06 ................      1,750,000      1,579,375
    Revlon Consumer Products Corp., senior sub. notes, 144A, 8.625%, 2/01/08 ...........      4,000,000      4,010,000
    RJR Nabisco, Inc., senior notes, 9.25%, 8/15/13 ....................................      1,500,000      1,669,202
                                                                                                         -------------
                                                                                                             7,258,577
                                                                                                         -------------
    Containers & Packaging 4.0%
    Anchor Glass, first mortgage, 144A, 11.25%, 4/01/05 ................................      4,000,000      4,420,000
    Container Corp. of America, senior notes, 9.75%, 4/01/03 ...........................      3,000,000      3,255,000
    Graham Packaging Co., senior sub. notes, 144A, 8.75%, 1/15/08 ......................        800,000        810,000
    Graham Packaging Holdings, senior disc. notes, 144A, zero coupon
    to 01/15/03, 10.75% thereafter, 01/15/09 ...........................................        600,000        375,000
    U.S. Can Corp., senior sub. notes, 10.125%, 10/15/06 ...............................      2,100,000      2,215,500
                                                                                                         -------------
                                                                                                            11,075,500
                                                                                                         -------------

    Energy 6.6%
    Abraxas Petroleum Corp., senior notes, 11.50%, 11/01/04 ............................      $ 900,000      $ 933,750
    Abraxas Petroleum Corp., senior notes, 144A, 11.50%, 11/01/04 ......................      2,400,000      2,484,000
    Clark R&M, Inc., senior sub. notes, 144A, 8.875%, 11/15/07 .........................      4,000,000      4,060,000
    Dailey International, Inc., senior notes, 144A, 9.50%, 2/15/08 .....................        500,000        510,000
    Dawson Production Services, Inc., senior notes, 9.375%, 2/01/07 ....................        900,000        940,500
    Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ...............................      2,000,000      2,100,000
    Magnum Hunter Resources, Inc., senior notes, 10.00%, 6/01/07 .......................      5,000,000      4,950,000
    Pride Petroleum Services, Inc., senior notes, 9.375%, 5/01/07 ......................      1,000,000      1,075,000
    Rutherford-Moran Oil Corp., senior sub. notes, 10.75%, 10/01/04 ....................      1,000,000      1,055,000
                                                                                                         -------------
                                                                                                            18,108,250
                                                                                                         -------------
    Financial Services 1.3%
    First Nationwide Holdings, Inc., senior sub. notes, 10.625%, 10/01/03 ..............      3,300,000      3,704,250
                                                                                                         -------------
    Food & Beverages 3.7%
    AmeriServ Food Co., senior notes, 8.875%, 10/15/06  ................................      1,000,000      1,037,500
    AmeriServ Food Co., senior sub. notes, 10.125%, 7/15/07 ............................      3,000,000      3,262,500
    Packaged Ice, Inc., senior notes, 144A, 9.75%, 2/01/05 .............................      1,000,000      1,022,500
    PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 9/01/03 ...............      2,800,000      2,989,000
    Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 8/15/01 ...........      2,000,000      2,010,000
                                                                                                         -------------
                                                                                                            10,321,500
                                                                                                         -------------
    Food Retailing 3.8%
  c Bruno's, Inc., senior sub. notes, 10.50%, 8/01/05 ..................................      2,000,000        470,000
    Fleming Cos., Inc., senior sub. notes, 144A, 10.50%, 12/01/04 ......................      4,000,000      4,270,000
    Penn Traffic Co., senior notes, 8.625%, 12/15/03 ...................................      1,000,000        835,000
    Penn Traffic Co., senior notes, 10.375%, 10/01/04 ..................................      2,000,000      1,710,000
    Ralphs Grocery Co., sub. notes, 10.45%, 6/15/04 ....................................      1,000,000      1,145,000
    Shoppers Food Warehouse Corp., senior notes, 9.75%, 6/15/04 ........................      2,000,000      2,050,000
                                                                                                         -------------
                                                                                                            10,480,000
                                                                                                         -------------
    Gaming & Leisure 1.8%
    Showboat, Inc., senior sub. notes, 13.00%, 8/01/09 .................................      4,000,000      4,895,000
                                                                                                         -------------
    Health Care 4.6%
    Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ...................      4,000,000      4,210,000
    Magellan Health Services, Inc., senior sub. notes, 144A, 9.00%, 2/15/08 ............      2,300,000      2,328,750
    Maxxim Medical, Inc., senior sub. notes, 10.50%, 8/01/06 ...........................      1,500,000      1,665,000
    Vencor, Inc., senior sub. notes, 8.625%, 7/15/07 ...................................      4,000,000      4,450,000
                                                                                                         -------------
                                                                                                            12,653,750
                                                                                                         -------------
    Industrial 8.2%
    Airxcel, Inc., senior sub. notes, 144A, 11.00%, 11/15/07 ...........................      1,500,000      1,608,750
    Allied Waste Industries, Inc., senior disc. notes, zero coupon to 6/01/02,
     11.30% thereafter, 6/01/07 ........................................................      5,000,000      3,650,000
    American Standard, Inc., S.F., senior sub. deb., zero coupon to 6/01/98,
     10.50% thereafter, 6/01/05 ........................................................      1,000,000      1,032,500
    Amphenol Corp., senior sub. notes, 9.875%, 5/15/07 .................................      1,000,000      1,085,000
    Derlan Industries, Ltd., senior notes, 10.00%, 1/15/07 .............................      2,000,000      2,080,000
    Falcon Building Products, Inc., notes, Series B, zero coupon to 6/15/02,
     10.50% thereafter, 6/15/07 ........................................................      2,000,000      1,395,000
    Intertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06 (United Kingdom) .......      2,000,000      2,110,000

    Industrial (cont.)
    Nortek, Inc., senior notes, 9.125%, 9/01/07 ........................................     $2,000,000   $  2,080,000
    Oshkosh Truck Corp., senior sub. notes, 144A, 8.75%, 3/01/08 .......................      1,500,000      1,511,250
    Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ..........................      5,035,000      5,425,212
    Universal Compression, Inc., senior disc. notes, 144A, 9.875%, 2/15/08 .............      1,200,000        750,000
                                                                                                         -------------
                                                                                                            22,727,712
                                                                                                         -------------
    Information/Technology Systems  .8%
    Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06 .................      2,000,000      2,130,000
                                                                                                         -------------
    Lodging 1.6%
    Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07 ...............      4,000,000      4,300,000
                                                                                                         -------------
    Media 5.1%
    Big Flower Press Holdings, Inc., senior sub. notes, 144A, 8.875%, 7/01/07 ..........      1,500,000      1,533,750
    Fox Kids Worldwide, Inc., senior disc. notes, 144A, zero coupon to 11/01/02,
     10.25% thereafter, 11/01/07 .......................................................      4,500,000      2,767,500
    Fox Kids Worldwide, Inc., senior notes, 144A, 9.25%, 11/01/07 ......................      1,250,000      1,240,625
    Fox/Liberty Networks, L.L.C., senior disc. notes, zero coupon to 8/15/02,
     9.75% thereafter, 8/15/07 .........................................................      4,000,000      2,725,000
    Hollinger International Publishing, senior sub. notes, 9.25%, 2/01/06 ..............      1,000,000      1,065,000
    Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07 ..........................      4,500,000      4,741,875
                                                                                                         -------------
                                                                                                            14,073,750
                                                                                                         -------------
    Metals & Mining 5.3%
    Armco, Inc., senior notes, 9.00%, 9/15/07 ..........................................      1,000,000      1,035,000
    Envirosource, Inc., senior notes, 9.75%, 6/15/03 ...................................      3,000,000      3,075,000
    Envirosource, Inc., senior notes, 144A, 9.75%, 6/15/03 .............................      1,000,000      1,020,000
    LTV Corp., notes, 8.20%, 9/15/07 ...................................................      4,000,000      4,030,000
    Neenah Corp., senior sub. notes, Series B, 11.125%, 5/01/07 ........................      1,000,000      1,111,250
    Sheffield Steel Corp., first mortgage, 144A, 11.50%, 12/01/05 ......................      4,000,000      4,200,000
                                                                                                         -------------
                                                                                                            14,471,250
                                                                                                         -------------
    Paper & Forest Products 2.1%
    Bear Island Paper Co., senior notes, 144A, 10.00%, 12/01/07 ........................      1,500,000      1,545,000
    Fort Howard Corp., sub. deb., 11.00%, 1/02/02 ......................................      1,685,346      1,853,881
    Pindo Deli Financial Mauritius, notes, 144A, 11.75%, 10/01/17 (Indonesia) ..........      3,000,000      2,332,500
                                                                                                         -------------
                                                                                                             5,731,381
                                                                                                         -------------
    Restaurants 1.8%
  b Atherton Franchise Capital, L.P., 11.00%, 5/01/06 ..................................      1,792,765      1,505,923
    Family Restaurants, Inc., senior notes, 9.75%, 2/01/02 .............................      2,000,000      1,650,000
    Flagstar Corp., senior notes, 10.875%, 12/01/02 ....................................      1,500,000      1,704,215
                                                                                                         -------------
                                                                                                             4,860,138
                                                                                                         -------------
    Retail .8%
    Specialty Retailers, Inc., notes, Series B, 8.50%, 7/15/05 .........................      2,000,000      2,070,000
                                                                                                         -------------
    Telecommunications 4.7%
    Diamond Holdings, Plc., senior notes, 144A, 9.125%, 2/01/08 (United Kingdom)........      1,000,000        997,500
    Flag, Ltd., senior notes, 144A, 8.25%, 01/30/08 (Bermuda)...........................        800,000        816,000
    Intermedia Communications, Inc., senior disc. notes, Series B,
     zero coupon to 7/15/02, 11.25% thereafter, 7/15/07 ................................      5,000,000      3,687,500
    NEXTLINK Communications, Inc., senior notes, 9.625%, 10/01/07 ......................      2,000,000      2,092,500
    NEXTLINK Communications, Inc., senior notes, 144A, 9.00%, 3/15/08 ..................     $2,000,000   $  2,025,000
    Poland Telecom Finance, units, 144A, 14.00%, 12/01/07 (Poland) .....................      3,000,000      3,236,250
                                                                                                         -------------
                                                                                                            12,854,750
                                                                                                         -------------
    Textiles & Apparel 1.2%
    Collins & Aikman Floor Covering, Inc., Series B, senior sub. notes, 10.00%, 1/15/07       3,300,000      3,432,000
                                                                                                         -------------
    Utilities 1.1%
    AES Corp., senior sub. notes, 144A, 8.50%, 11/01/07 ................................      2,000,000      2,070,000
    ESI Tractebel Acquisition Corp., 144A, 7.99%, 12/30/11 .............................      1,000,000      1,000,000
                                                                                                         -------------
                                                                                                             3,070,000
                                                                                                         -------------
    Wireless 12.1%
    Arch Communications Group, Inc., senior disc. notes,
     zero coupon to 3/15/01, 10.875% thereafter, 3/15/08 ...............................      6,000,000      3,345,000
    Comcast Cellular Corp., senior notes, Series B, 9.50%, 5/01/07 .....................      4,000,000      4,235,000
    Metrocall, Inc., senior sub. notes, 144A, 9.75%, 11/01/07 ..........................      4,000,000      4,040,000
    Millicom International Cellular, SA, senior disc. notes, zero coupon to 6/01/00, 13.50%
     thereafter, 6/01/06 (Luxembourg) ..................................................      6,000,000      4,590,000
    Nextel Communications, Inc., senior disc. notes, zero coupon, 8/15/04 ..............      5,000,000      4,800,000
    Orion Network Systems, Inc., units, senior disc. notes,
     zero coupon to 1/15/02, 12.50% thereafter, 1/15/07 ................................      5,000,000      3,875,000
    Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08 ..........................      4,000,000      4,170,000
    Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 ..............................      4,000,000      4,420,000
                                                                                                         -------------
                                                                                                            33,475,000
                                                                                                         -------------
    Total Non-Convertible Bonds (Cost $222,430,796) ....................................                   228,791,433
                                                                                                         -------------
    Convertible Bonds 3.9%
    Electronics 2.1%
    Dovatron International, Inc., cvt. sub. notes, 144A, 6.00%, 10/15/02 ...............      2,000,000      2,985,000
    DSC Communications Corp., cvt. sub. notes, 144A, 7.00%, 8/01/04 ....................      1,750,000      1,663,593
    Reptron Electronics, Inc., cvt. sub. notes, 6.75%, 8/01/04 .........................      1,300,000      1,059,500
                                                                                                         -------------
                                                                                                             5,708,093
                                                                                                         -------------
    Financial Services
    Peregrine Investment Finance, cvt. bank guaranteed, 144A, 4.50%, 12/01/00 (Cayman Islands)1,000,000        75,000
                                                                                                         -------------
    Health Care .4%
    U.S. Diagnostic Labs, Inc., cvt. sub. deb., 144A, 9.00%, 3/31/03 ...................      1,375,000      1,058,750
                                                                                                         -------------
    Real Estate Investment Trust 1.0%
    Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02 ...............................      2,750,000      2,732,812
                                                                                                         -------------
    Retail .4%
    Rent-Way, Inc., cvt. sub. deb., 7.00%, 2/01/07 .....................................        500,000        960,000
                                                                                                         -------------
    Total Convertible Bonds (Cost $11,231,114)..........................................                    10,534,655
                                                                                                         -------------
    Foreign Government Agencies .3%
    ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) (Cost $1,043,063) ........  4,350,000 ZAR        760,139
                                                                                                         -------------
    Total Bonds (Cost $234,704,973).....................................................                   240,086,227
                                                                                                         -------------

a,dRepurchase Agreements .7%
    Joint Repurchase Agreement, 5.610%, 3/02/97, (Maturity Value $1,923,724)
 (Cost $1,922,825) .....................................................................     $1,922,825    $ 1,922,825
     BancAmerica Robertson Stephens
     Barclays Capital Group, Inc.
     BT Alex Brown, Inc.
     Chase Securities, Inc.
     CIBC Wood Gundy Securities Corp.
     Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson North America, L.L.C.
     Greenwich Capital Markets, Inc.
     Paribas Corp.
     SBC Warburg Dillon Read, Inc.
     UBS Securities, L.L.C.
      Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $321,613,943) 128.0%.......................................                    352,959,130
    Other Assets, less Liabilities (28.0)% .............................................                   (77,151,239)
                                                                                                         -------------
    Net Assets 100.0%...................................................................                  $275,807,891
                                                                                                         =============
CURRENCY ABBREVIATIONS:
ZAR - South African Rand

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 7 regarding defaulted securities.
dInvestment is through participation in a joint account with other funds managed by the investment advisor. At 02/28/98, all repurchase agreements held by the Fund had been entered into on 02/27/98.
eSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                                            See notes to financial statements.



FRANKLIN UNIVERSAL TRUST
Financial Statements

Statement of Assets and Liabilities
February 28, 1998 (unaudited)


Assets:
 Investments in securities, at value (cost $321,613,943)...................................  $352,959,130
 Receivables from dividends and interest...................................................     5,805,633
 Note issuance costs (Note 3)..............................................................        62,029
                                                                                            -------------
Total assets...............................................................................   358,826,792
                                                                                            -------------
Liabilities:
 Payables:
Investment securities purchased............................................................     5,565,246
  Notes (Note 3)...........................................................................    74,993,475
Accrued interest (Note 3)..................................................................     2,109,375
Affiliates.................................................................................       219,185
 Funds advanced by custodian...............................................................        34,508
 Other liabilities.........................................................................        97,112
                                                                                            -------------
Total liabilities..........................................................................    83,018,901
                                                                                            -------------
 Net assets, at value......................................................................  $275,807,891
                                                                                            =============
Net assets consist of:
 Undistributed net investment income.......................................................   $ 2,870,420
 Net unrealized appreciation...............................................................    31,345,040
 Accumulated net realized loss.............................................................    (5,273,111)
 Capital shares............................................................................   246,865,542
                                                                                            -------------
Net assets, at value.......................................................................  $275,807,891
                                                                                            =============
Net asset value per share ($275,807,891 / 26,779,333 shares outstanding)...................        $10.30
                                                                                            =============

                                            See notes to financial statements.



FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

Statement of Operations
for the six months ended February 28, 1998 (unaudited)



Investment income:
(net of foreign taxes of $1,314)
 Dividends...................................................................   $ 3,061,317
 Interest....................................................................    12,145,661
                                                                             --------------
Total investment income......................................................                 $15,206,978
Expenses:
 Management fees (Note 4)....................................................     1,319,334
 Transfer agent fees.........................................................        67,495
 Custodian fees..............................................................         2,606
 Reports to shareholders.....................................................        12,966
 Professional fees...........................................................        20,098
 Trustees' fees and expenses.................................................        10,947
 Amortization of note issuance costs.........................................        62,028
 Other.......................................................................        26,293
                                                                             --------------
Total expenses...............................................................                   1,521,767
Interest expense (Note 3)....................................................                   2,115,900
                                                                                            -------------
Net expenses.................................................................                   3,637,667
                                                                                            -------------
 Net investment income.......................................................                  11,569,311
                                                                                            -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments................................................................    (5,233,886)
  Foreign currency transactions..............................................        (2,190)
                                                                             --------------
 Net realized loss...........................................................                  (5,236,076)
 Net unrealized appreciation on:
Investments..................................................................    16,278,634
Translation of assets and liabilities denominated in foreign currencies......           505
                                                                             --------------
Net unrealized appreciation..................................................                  16,279,139
                                                                                            -------------
Net realized and unrealized gain.............................................                  11,043,063
                                                                                            -------------
Net increase in net assets resulting from operations.........................                 $22,612,374
                                                                                            =============

                                            See notes to financial statements.



FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended February 28, 1998 (unaudited) and the year ended August 31, 1997

                                                                                        Six Months          Year
                                                                                           Ended            Ended
                                                                                     February 28, 1998 August 31, 1997
Increase in net assets:
 Operations:
Net investment income...........................................................     $ 11,569,311      $ 23,006,827
Net realized gain (loss) from investments and foreign currency transactions.....       (5,236,076)        9,444,319
Net unrealized appreciation on investments and translation of assets and liabilities
 denominated in foreign currencies..............................................       16,279,139         8,096,901
                                                                                     -------------------------------
Net increase in net assets resulting from operations............................       22,612,374        40,548,047
 Distributions to shareholders from:
Net investment income...........................................................      (10,765,292)      (22,200,067)
Net realized gains..............................................................       (9,212,091)         (374,911)
                                                                                     -------------------------------
 Total distributions to shareholders............................................      (19,977,383)      (22,574,978)
                                                                                     -------------------------------
Net increase in net assets......................................................        2,634,991        17,973,069
Net assets:
 Beginning of period............................................................      273,172,900       255,199,831
                                                                                     -------------------------------
 End of period..................................................................     $275,807,891      $273,172,900
                                                                                     ===============================
Undistributed net investment income included in net assets
 End of period..................................................................      $ 2,870,420       $ 2,066,401
                                                                                     ===============================

Statement of Cash Flows
for the six months ended February 28, 1998 (unaudited)

Dividends and interest received............................................                  $ 10,973,885
Operating expenses paid....................................................                    (1,436,307)
Interest expense paid......................................................                    (2,109,375)
                                                                                             -------------
 Cash provided - operations................................................                      7,428,203
                                                                                             =============
Investment purchases.......................................................                  (498,178,648)
Investment sales...........................................................                    510,734,184
                                                                                             -------------
 Cash provided - investments...............................................                     12,555,536
                                                                                             =============
Distributions to shareholders..............................................                   (19,977,383)
                                                                                             -------------
 Cash used - financing activities..........................................                   (19,977,383)
                                                                                             =============
Net increase in cash.......................................................                          6,356
Cash at beginning of period................................................                       (40,864)
                                                                                             -------------
Cash at end of period......................................................                     $ (34,508)
                                                                                             =============

See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d.  Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 1998, there were an unlimited number of shares authorized ($0.01 par value). During the period ended February 28, 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED-RATE NOTES

On August 30, 1993, the Fund issued $75 million principal amount of a new class of five-year senior notes and received proceeds of $74,522,250 after deduction of underwriting commissions and discounts. The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.625% per year, to maturity on September 1, 1998. The market value of the Notes as of February 28, 1998, is $74,985,000. The Fund is required to maintain on a semi-monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poors Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 1998.

The issuance costs of $620,282 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes. The discount of $65,250 relating to the issuance of the Notes is being amortized to interest expense over five years.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. INCOME TAXES

At February 28, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $321,644,882 was as follows:

        Unrealized appreciation.......................      $46,638,562

        Unrealized depreciation.......................      (15,324,314)
        Net unrealized appreciation...................      $31,314,248

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted security and foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1998 aggregated $66,449,529 and $71,079,021, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 66.54% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 1998, the Fund held two defaulted securities with a value aggregating $1,930,000 representing .7% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Wireless industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at February 28, 1998 are as follows:


  Face                                                                      Acquisition
 Amount    Issuer                                                              Date      Cost       Value
1,792,765  Atherton Franchise Capital, L.P. 11.00%, 5/01/06............     04/28/94 $1,792,765 $1,505,923
  Units
       5   PG Partners, L.P. Preference Units..........................      3/31/93          0    136,663
Total Restricted Securities                                                                     $1,642,586
(0.60% of Net Assets)


9. OTHER CONSIDERATIONS

Advisers, as the Fund's manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committees for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's manager has not nor does it intend to sell any of its holdings in these securities while in possession of this information.

10. STATEMENT OF CASH FLOWS

Cash provided from operations differs from net investment income by $4,141,108 due to amortization of bond discount and note issuance costs, and year-end income and expense accrual changes.

Franklin Universal Trust
Semi-Annual Report
February 28, 1998.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the Portfolio Breakdown based on total market value as of 2/28/98.

Corporate Bonds 64.82%
Utilities Stocks 19.61%
Miscellaneous Equities & Preferred Stock 8.99%
Convertible Bonds 2.98%
Natural Resources Equities & Preferred Stocks 2.84%
Cash & Equivalents .54%
Foreign Government Agencies .22%


GRAPHIC MATERIAL (2)

This chart shows the top 10 holdings as a percentage of total market value as of 8/31/97 and 2/28/98.

As of 8/31/97
Thermadyne Industries, Inc. 2.66%
Cablevision Systems Corp. 2.04%
CINergy Corp. 1.97%
DPL Inc. 1.91%
Southern Company 1.76%
Acme Metals, Inc. 1.65%
Collins & Aikman, Inc. 1.64%
Dominion Resources, Inc. 1.56%
American Electric Power Co., Inc. 1.56%
Comcast Corp. 1.51%

As of 2/28/98
DPL Inc. 2.15%
Cablevision Systems Corp. 2.15%
CINergy Corp. 2.03%
Southern Company 2.02%
Dominion Resources, Inc. 1.69%
American Electric Power Co., Inc. 1.68%
Texas Utilities Company 1.62%
Collins & Aikman, Inc. 1.61%
Thermadyne Industries, Inc. 1.61%
Comcast Corp. 1.50%